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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): April 29, 1999




                         SKYLYNX COMMUNICATIONS, INC.
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            (Exact name of registrant as specified in its charter)




COLORADO                           0-24687                   84-1360029
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(State or other         (Commission file number)       (Employer Identi-
incorporation)                                            fication No.)




           600 South Cherry Street, Suite 305, Denver, Colorado 80222
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            (Address of principal executive offices)    (Zip Code)




      Registrant's telephone number, including area code:  (303) 316-0400




                  103 Sarasota Quay, Sarasota, Florida 34236
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         (Former name or former address, if changed since last report)
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ITEM 2:   ACQUISITION OF ASSETS
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     On April 29, 1999, SkyLynx Communications, Inc., a Colorado corporation, through a wholly owned subsidiary SkyLynx Communications of California, Inc., a Delaware corporation, ("SkyLynx" or the "Company") closed upon and consummated a definitive Asset Purchase Agreement dated as of April 23, 1999, (the "Agreement") between the Company and Net Asset, LLC, a California limited liability company ("Net Asset") and RhinoTrax, Inc., a California corporation, James H. Utley, James A. Burke, William L. Schaefer and Daniel W. Frey, as the members of Net Assets (hereafter the "Members") and Philip Tarazi ("Tarazi") (hereafter Net Asset, the Members and Tarazi may collectively be referred to as the Sellers) pursuant to which the Company purchased substantially all of the tangible and intangible properties and assets ("Assets") used by Net Asset in the business of internet service provision (the "Business").

     Under the terms of the Agreement, the Company acquired the Assets of the Business, including inventories, accounts receivable, furniture, fixtures, office machinery and equipment and other tangible property, all mailing, client and customer lists, leasehold improvements and fixtures, prepaid expenses, contracts and licenses, development assets and intangible assets.

     The purchase price paid by the Company for the Assets of the Business and for the covenant not to compete (the "Purchase Price") was $1,175,000, which was determined through arm's-length negotiations. The purchase price was payable as follows: (i) application of an aggregate of $65,000 in deposits previously paid; (ii) payment to third party vendors of the Sellers in the aggregate amount of $88,850.93; (iii) the sum of $821,149.07 paid to the Sellers at closing; (iv) the sum of $50,000 retained as security for the satisfaction of another account payable of Sellers; and (v) the remaining $150,000 retained by the Company as security for the Sellers' indemnification obligations under the Agreement. The source of the funds used by the Company to pay the purchase price was working capital derived from the Company's recently completed private placement of equity securities.

     The Company will continue to operate the Business from its principal facilities in Fresno, California. As of the Closing Date, the Business provided internet service to approximately 500 business customers.

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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  Financial Statements
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          Pursuant to Item 7(a)(4), the Registrant declares that it is impracticable to provide the required audited financial statements relative to the acquired business at the time of this Report. Such audited financial statements required by Item 7(a) shall be filed not later than sixty (60) days after the filing of this Current Report on Form 8-K.

     (b)  Pro Forma Financial Information
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          Pursuant to Item 7(b) and Item 7(a)(4), the Registrant declares it is impracticable to provide the required pro forma financial information relative to the acquired business at the time of this Report. Such pro forma financial information required by Item 7(b) shall be filed not later than sixty (60) days after the filing of this Current Report on Form 8-K.

     (c)  Exhibits
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          Item Title
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          1.1  Asset Purchase Agreement dated as of April 23, 1999

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SKYLYNX COMMUNICATIONS , INC.


Dated:   May 13, 1999              By:  /s/ Jeffery A. Mathias
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                                             Jeffery A. Mathias,, President